SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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[_]  Filed by a Party other than the Registrant

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                 CHASE CREDIT CARD OWNER TRUST 1999-3 (Issuer)
          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (Depositor)
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          _____________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

          _____________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _____________________________________________________________________


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     4)   Proposed maximum aggregate value of transaction:

          _____________________________________________________________________

     5)   Total fee paid:

          _____________________________________________________________________

[_]  Fee paid previously with preliminary materials:
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number,
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     4)   Date Filed:

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                                          May 19, 2003

To the Holders of the
    Class A 6.66% Asset Backed Notes, Series 1999-3,
    Class B 6.95% Asset Backed Notes, Series 1999-3 and
    Class C Floating Rate Asset Backed Notes, Series 1999-3 of
    Chase Credit Card Owner Trust 1999-3

          This letter is being mailed to you on behalf of Chase Manhattan Bank USA, National Association, as depositor of the above-named trust. The purpose of this letter and the accompanying materials is to obtain your consent to the execution of an amendment to the Series 1999-3 Supplement dated as of September 29, 1999 to the Pooling and Servicing Agreement pursuant to which the series certificate, which secures your notes, was issued by the master trust. The amendment would change the portfolio performance trigger for the purpose of determining whether a base rate pay out event has occurred. The adoption of this amendment would decrease the likelihood that a base rate pay out event will occur. The amendment and the reasons why Chase USA seeks your approval to adopt the amendment are discussed in the accompanying Solicitation Statement.

          Only a registered holder of the notes of the trust (or such holder's authorized legal representative) at the close of business on April 15, 2003, the record date, may execute a consent, and such consent will be binding on all subsequent transferees of such notes. If you hold your notes through a broker, dealer, bank or other nominee, you must contact that entity directly in order to give appropriate instructions for consenting to the amendment. A letter of instruction is included in the enclosed solicitation materials which you may use for this purpose.

          Regardless of the size of your holdings, your consent is important because in order to implement the amendment consents from the holders of the notes representing more than 50% of the outstanding principal amount of the notes must be received. Accordingly, failure to complete and return a consent will have the effect of a negative vote.

          Any noteholder that gives its consent to the amendment may not revoke its consent.

          A Solicitation Statement, a Consent Form, a letter of instruction and a return, postage-paid envelope are enclosed. If you wish to obtain additional copies of the accompanying materials, please contact the solicitation agent, Mellon Investor Services LLC, at (888) 468-9726.

          We urge you to complete, sign, date and return the enclosed Consent Form as soon as possible.

                                          Very truly yours,


                                          /s/ Keith Schuck
                                          -----------------------------
                                          Keith Schuck
                                          Senior Vice President

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION


                            SOLICITATION STATEMENT

Statement soliciting consents of noteholders with respect to a proposed amendment of the Series 1999-3 Supplement to the Pooling and Servicing Agreement governing the series certificate which secures the Notes issued by:

                     CHASE CREDIT CARD OWNER TRUST 1999-3

     Class A 6.66% Asset Backed Notes, Series 1999-3 (Cusip No. 16151RAA1) Class B 6.95% Asset Backed Notes, Series 1999-3 (Cusip No. 16151RAB9)
 Class C Floating Rate Asset Backed Notes, Series 1999-3 (Cusip No. 16151RAC7)

          This solicitation statement is furnished by Chase Manhattan Bank USA, National Association, to holders of the Class A 6.66% Asset Backed Notes, Series 1999-3, the Class B 6.95% Asset Backed Notes, Series 1999-3 and the Class C Floating Rate Asset Backed Notes, Series 1999-3 (the Class A notes, the Class B notes and the Class C notes collectively, the "Notes") issued by Chase Credit Card Owner Trust 1999-3. The owner trust holds the series certificate which represents an undivided interest in certain assets of the Chase Credit Card Master Trust. The master trust exists pursuant to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (the "Agreement") among Chase USA, as transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as Chemical Bank and The Chase Manhattan Bank), as transferor prior to June 1, 1996, and as servicer, and The Bank of New York, as trustee. The series certificate was issued pursuant to the Series 1999-3 Supplement dated as of September 29, 1999 (the "Series Supplement") to the Agreement. This solicitation statement is being sent in connection with Chase USA's solicitation of consents from the registered holders of the Notes to the execution and delivery of a proposed amendment to the Series Supplement. The record date for determining the noteholders eligible to consent to the amendment is the close of business on April 15, 2003. The date on which this solicitation statement is first being sent to noteholders is May 20, 2003. Capitalized terms that are not defined within the text of this solicitation statement are defined in the glossary of terms attached as Annex A.

          The Notes are secured by the series certificate and the proceeds of the series certificate that may be held from time to time by the owner trust. In order for the owner trust as holder of the series certificate to consent to the amendment, it is required to obtain the consent of the noteholders holding more than 50% of the outstanding principal amount of the Notes. The amendment will be executed and delivered if consents are obtained from the required number of noteholders on or before the Solicitation Expiration Date (as defined below). Furthermore, the amendment will be executed and delivered only if The Bank of New York, as indenture trustee for the Notes under the indenture pursuant to which the Notes were issued and the trustee receives letters from Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings (collectively, the "Rating Agencies"), confirming that adoption of the amendment will not result in a reduction or withdrawal of their respective ratings of the Notes or the series certificate, respectively.


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


          The term "Solicitation Expiration Date" means the earlier of (a) 5:00 p.m. New York City time on June 4, 2003 and (b) 5:00 p.m. New York City time on the date on which consents are obtained from the required number of noteholders or, if extended by Chase USA, such subsequent time and date specified by Chase USA. Chase USA reserves the right to extend the period during which consents will be received from the noteholders at any time by making a public announcement of such extension not later than 10:00 a.m. New York City time on the business day following any previously announced Solicitation Expiration Date. Chase USA may extend the solicitation period any number of times.

          Only a registered holder of a Note (or such holder's authorized legal representative) on the record date may execute a consent. Giving a consent will not affect the right of a noteholder to transfer a Note, and such consent will be binding on all subsequent transferees of such Note. As of the date of this solicitation statement, all of the Notes are registered in the name of a nominee of The Depository Trust Company ("DTC"). Chase USA anticipates that DTC, as nominee holder of the Notes, will execute an omnibus proxy that will authorize its participants to execute consents with respect to the Notes owned by such DTC participants as specified on the DTC position listing as of the record date. Beneficial owners of Notes who hold their Notes through a broker, dealer, bank or other nominee must contact that entity in order to give their consent with respect to the amendment. A letter of instruction is included in the solicitation materials provided with this solicitation statement which may be used by a beneficial owner to give such instructions to the applicable broker, dealer, bank or other nominee.

          Any noteholder that executes a consent to the amendment on the accompanying form may not revoke such consent. Any noteholder that opposes or abstains on the accompanying form may revoke such opposition or abstention and give its consent to the amendment (by executing and delivering such consent as instructed on the accompanying form) at any time prior to the Solicitation Expiration Date. If a properly executed consent is returned with no instructions given with respect to the amendment, the consent will be deemed to be in favor of the amendment.

          Noteholders will have no rights of appraisal or similar dissenters' rights in the event that the amendment is adopted.

General

          As the prime rate has decreased since the issuance of the series certificate, the Portfolio Yield (as defined below) for the series certificate has decreased while components of the Base Rate have remained constant due to the fixed rate coupon for the Class A notes and the Class B notes. Portfolio Yield has decreased because one of the main components of Portfolio Yield is collections of finance charge receivables which are based upon the prime rate. As a result, the likelihood of the occurrence of a Base Rate Pay Out Event (as defined below) has increased because the difference between the Portfolio Yield and the Base Rate has narrowed as compared to when the Class A notes and the Class B notes were originally issued.

          The proposed amendment adds a new defined term "Portfolio Supplemented Yield" which replaces the term "Portfolio Yield" solely for the purpose of determining whether a Base Rate Pay Out Event has occurred. If specified conditions are met, the Portfolio Supplemented


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Yield will be equal to the Portfolio Yield plus a specific amount of shared excess finance charge collections otherwise available to the series certificate. Shared excess finance charge collections are generally the amount by which finance charge collections on the receivables in the master trust allocable to the investor interests of all series exceed the aggregate amount of allocable servicing fees, defaulted receivables (net of recoveries) and interest on the outstanding series of certificates available from all outstanding series of certificates issued by the master trust.

          A "Base Rate Pay Out Event" currently occurs if Portfolio Yield (averaged over any three consecutive monthly periods) is less than the Base Rate (averaged over any three consecutive monthly periods). The "Base Rate" means, with respect to any monthly period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the monthly interest distributable on the Notes and any shortfall for previous monthly interest requirements and (b) the proportionate share of the servicing fee allocable to the series certificate with respect to such monthly period and the denominator of which is the Investor Interest as of the close of business on the last day of such monthly period. "Portfolio Yield" means the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the amount of finance charge receivables collected for the monthly period, (b) investment earnings on funds in the Principal Funding Account for the monthly period and (c) the amounts withdrawn from the Accumulation Period Reserve Account in accordance with the Series Supplement and deposited into the Finance Charge Account for the monthly period, calculated on a cash basis, after subtracting from that amount, the amount of receivables which were charged off as uncollectible in such monthly period, and the denominator of which is the Investor Interest as of the last day of such monthly period.

          Shared excess finance charge collections are currently available to cover shortfalls in amounts allocable to make payments of interest on the series certificate and to meet the other obligations of the master trust with respect to each of the other series of certificates that it has issued. However, shared excess finance charge collections are not currently included in the defined term "Portfolio Yield" and thus are not taken into account in the current determination of whether a Base Rate Pay Out Event has occurred. The amendment adds a new defined term "Portfolio Supplemented Yield". Portfolio Supplemented Yield adds a portion of shared excess finance charge collections (if specified conditions are met) to the amount of Portfolio Yield (up to the maximum amount specified below) and uses Portfolio Supplemented Yield in the determination of whether a Base Rate Pay Out Event has occurred.

          Although sufficient shared excess finance charge collections are currently available to the series certificate, sufficient shared excess finance charge collections may not always be available in the future, particularly if the master trust experiences higher levels of charged-off receivables or if the prime rate were to continue to decline. If shared excess finance charge collections are not available to the series certificate, then no amount of shared excess finance charge collections will be included in the Portfolio Supplemented Yield and the calculation of the Base Rate Pay Out Event will be determined in the same manner as it is determined before this amendment takes effect.

          This amendment will not have the effect of increasing the amount of finance charge collections allocable or distributable to the Notes. In addition, the inclusion of any amounts of shared excess finance charge collections in the calculation of whether a Base Rate Pay Out Event


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


has occurred does not change in any way (either positively or negatively) the amount of collateral or cash flow available to pay principal or interest on the Notes nor will the amendment affect the interest rate, payment date (either final or expected), collateral or rating of the Notes.

          The purpose of the amendment is to reduce the likelihood of the occurrence of a Base Rate Pay Out Event. If a Base Rate Pay Out Event were to occur, a rapid amortization of the series certificate would commence and the master trust would begin making payments of principal to the indenture trustee who holds the series certificate for the benefit of the noteholders. As a result, monthly distributions of principal on the Notes would commence on the first distribution date following the occurrence of the Base Rate Pay Out Event (although distributions of principal on the Class C notes would not commence until the principal amount of the Class A notes and Class B notes has been repaid in full and the distributions of principal on the Class B notes would not commence until the principal amount of the Class A notes has been repaid in full).

          The effect of this amendment on noteholders will be to reduce the likelihood that a decline in Portfolio Yield will cause a Base Rate Pay Out Event to occur, thereby decreasing the likelihood that principal will be repaid to investor noteholders prior to the scheduled maturity date, which is September 15, 2003 for the Class A notes and October 15, 2004 for the Class B and Class C notes.

          A form of the amendment is attached to this solicitation statement as Annex E.

Advantages of the Amendment

          The amendment will reduce the likelihood of a Base Rate Pay Out Event occurring, thereby decreasing the likelihood that principal will be repaid to noteholders earlier than the respective scheduled payment dates of such Notes. As a result, noteholders are less likely to need to reinvest early distributions of principal. For the holders of the Class A notes and the Class B notes, principal will be reinvested at prevailing interest rates that are currently significantly lower than the rates applicable to the Class A and Class B notes. Because the Class C notes bear interest at a floating rate there may be no benefit to the holders of the Class C notes in reducing the likelihood of a Base Rate Pay Out Event and thus no advantages to them. In the absence of a pay out event, interest will continue to accrue and be paid to noteholders on the Notes at their current respective fixed or floating rates until their respective final payment dates. Further, the proposed amendment has been reviewed by the Rating Agencies, all of which have indicated that adoption of the amendment will not adversely affect their respective ratings of the Notes or the series certificate. Thus, noteholders would continue to hold the Notes with the same ratings as those currently assigned, but with a reduced likelihood of early distributions of principal.

Disadvantages of the Amendment

          Although the Notes will maintain their respective ratings after the adoption of the amendment, the effect of the amendment will be to delay the commencement of a Base Rate Pay Out Event that occurs as a result of a decline in Portfolio Yield. Portfolio Yield is calculated (as described below) based upon two principal components--finance charge collections and charged-off receivables. If the amendment is adopted, a decline in finance charge collections or an increase in charged-off receivables that would otherwise have resulted in a Base Rate Pay Out Event will not result in such a Base Rate Pay Out Event and, as a consequence, noteholders could incur a loss if the performance of the master trust's assets were worse than is assumed by the Rating Agencies when they confirm their respective ratings of the Notes, resulting in losses greater than the available credit enhancement where such situation could have been avoided if the Base Rate Pay Out Event had occurred earlier and before the deterioration in the master trust's assets. Furthermore, because the Class C notes are subordinated to the Class A notes and Class B notes, and the Class B notes are subordinated to the Class A notes, the Class B notes have a greater risk of loss than the Class A notes and the Class C notes have a greater risk of loss than the Class B notes. In order to mitigate this risk, the amendment provides that certain conditions must be met in order to use the revised formula for calculating whether a Base Rate Pay Out Event has occurred and limits the amount of shared excess finance charge collections that can be included in Portfolio Supplemented Yield in any one monthly period.

Certain Provisions of the Agreement

          If a Base Rate Pay Out Event occurs, monthly distributions of principal to holders of the Class A notes would begin on the first distribution date following the monthly period in which such Base Rate Pay Out Event occurred, even though the scheduled principal payment date of the Class A notes is not until September 15, 2004. Holders of the Class B notes and Class C notes would begin receiving monthly distributions of principal, in the case of the Class B notes, on the first distribution date after the Class A notes are repaid in full and, in the case of the Class C notes, on the first distribution date after the Class B notes are paid in full, even though the scheduled principal payment date of the Class B notes and Class C notes is not until October 15, 2004. In the case of such payments, there would be no limitation on the amount of principal that could be distributed on any single distribution date.

          The purpose of accelerating payment of principal to noteholders upon the occurrence of a Base Rate Pay Out Event is to enhance the likelihood that noteholders will receive a full return of their investment before the conditions giving rise to such event impair the cash flows generated by the receivables held by the master trust to the extent that available credit enhancement would actually be depleted prior to such noteholders receiving such full return of their investment.

          Under the terms of the Agreement, Chase USA covenants that it will not reduce the Portfolio Yield to less than the Base Rate unless such reduction is otherwise required by law or is deemed necessary by Chase USA to maintain its credit card business on a competitive basis, based on a good faith assessment by Chase USA of the nature of the competition in the credit card business. The purpose of this covenant is to protect noteholders from Chase USA taking actions that would decrease the cash flow on such receivables to a rate that is less than that required to enable the master trust to continue to make scheduled payments of interest and cover losses attributable to charged-off principal receivables allocable to the series certificate or to a rate that would trigger amortization of the series certificate as described above. The amendment does not in any way affect this covenant because the defined term "Portfolio Yield" will not be affected by the amendment. The amendment will only affect the calculation for determining whether the Base Rate Pay Out Event has occurred.


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


Portfolio Yield

          Portfolio Yield is based on the amount of collections of finance charge receivables received by the master trust less the amount of receivables that has been charged-off as uncollectible. The amount of finance charge collections and losses due to charged-off receivables depends on payment patterns of cardholders which result from a variety of economic, legal and social factors. Chase USA is unable to determine and has no basis to predict whether or to what extent changes in applicable laws or other economic or social factors will affect card use or repayment patterns. Economic factors include the rate of inflation, unemployment levels and relative interest rates. Chase USA believes that the reduction in gross portfolio yield for the master trust that has created the increased risk of a Base Rate Pay Out Event is primarily attributable to a decrease in periodic finance charges as a result of multiple reductions in the prime rate that have occurred since the issuance of the Notes. A majority of the credit card accounts held by the master trust have periodic finance charges that are calculated on a floating rate based upon the prime rate. The prime rate has decreased 4.25% from January 1, 2000 to March 31, 2003. When the prime rate decreases periodic finance charges also decrease resulting in lower gross portfolio yield. As shown in the chart below, the net default rates and the payment rates for the master trust have been relatively stable in recent months, while the gross portfolio yield for the master trust has declined during the last twelve months. The amount of gross portfolio yield will decrease in the future if the prime rate continues to decline.

          The chart below shows the gross portfolio yield, payment rate and net charge-off rate for the master trust portfolio for each month from January 2001 to December 2002.


--------------------------------------------------------------------------------
                        CHASE CREDIT CARD MASTER TRUST

                             Gross                       Net
                           Portfolio      Payment       Default
                             Yield         Rate          Rate
               Jan-01        18.76%        15.70%        5.52%
               Feb-01        17.06%        13.47%        5.94%
               Mar-01        19.47%        15.44%        6.22%
               Apr-01        18.43%        15.24%        6.36%
               May-01        18.15%        15.47%        6.60%
               Jun-01        16.74%        14.74%        6.67%
               Jul-01        18.37%        15.80%        6.28%
               Aug-01        18.42%        16.20%        5.59%
               Sep-01        15.62%        13.73%        5.80%
               Oct-01        18.69%        16.55%        5.48%
               Nov-01        16.72%        14.96%        5.11%
               Dec-01        16.83%        15.18%        5.27%
               Jan-02        16.32%        16.11%        5.87%
               Feb-02        14.64%        13.83%        5.46%
               Mar-02        16.42%        15.75%        5.92%
               Apr-02        14.80%        15.52%        5.31%
               May-02        14.81%        16.19%        4.75%
               Jun-02        13.97%        14.69%        4.94%
               Jul-02        16.01%        16.78%        4.72%
               Aug-02        15.04%        16.03%        4.84%
               Sep-02        14.72%        15.58%        4.68%
               Oct-02        15.25%        15.97%        5.18%
               Nov-02        14.27%        14.38%        5.02%
               Dec-02        15.65%        16.18%        6.07%

--------------------------------------------------------------------------------


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

          "Gross portfolio yield" for any month means the total amount of collected finance charges and interchange fees allocated to the master trust for the month, expressed as a percentage of total outstanding principal receivables at the beginning of the month.

          The "payment rate" for any month is the total amount collected on receivables during the month, including recoveries on previously charged-off receivables, expressed as a percentage of total outstanding receivables at the beginning of the month.

          The "net default rate" for any month is the amount of charged-off receivables recorded in the month, net of any recoveries from earlier charge-offs on receivables in the master trust portfolio, expressed as a percentage of total outstanding principal receivables at the beginning of the month.

          The amount of finance charge collections and charged-off receivables is also influenced by the amount of delinquencies and the level of convenience use (where cardholders pay their balances early and avoid charges), both of which can decrease the Portfolio Yield. If more cardholders do not pay their account in a timely manner, delinquencies will increase possibly indicating that in the future, the receivables for the cardholders with delinquent accounts may be uncollectible resulting in a larger amount of receivables being charged-off. If cardholders increase their level of convenience use then less finance charge receivables will be generated by the master trust and finance charge collections will decrease.

          In addition, competition may affect Portfolio Yield. As the credit card industry is increasingly competitive, new credit card issuers continually seek to expand in or enter the market and additional non-cash payment methods, including pre-paid cash cards and other technology-based cash substitutes, are being introduced which may also compete with credit cards. If cardholders choose to utilize competing sources of credit and/or methods of payment, fewer credit card receivables may be generated resulting in fewer finance charge receivables and finance charge collections. To retain cardholders, Chase USA reviews market conditions regularly to maintain the competitiveness of its credit card products and, accordingly, reserves the right (subject to the limitations discussed above) to change the terms of its credit card accounts, including applicable fees and finance charges. Any decreases in applicable fee rates and finance charge rates that Chase USA makes can also decrease finance charge collections.

          As discussed in the preceding paragraphs, any decrease in the level of finance charge collections or increase in the level of receivables charged-off as uncollectible has the effect of decreasing Portfolio Yield. Any decrease in Portfolio Yield increases the risk of the occurrence of a Base Rate Pay Out Event.

Purpose of the Amendment

          Declines in the gross portfolio yield for the master trust have resulted in a decreased Portfolio Yield on the series certificate. The Portfolio Yield was 9.28% for the Monthly Period ending March 31, 2003. If the three-month consecutive average of the Portfolio Yield, which was 9.14% as of March 31, 2003, falls below the three-month consecutive average of the Base Rate, which is 8.32% as of March 31, 2003, then a Base Rate Pay Out Event will occur resulting in early payment of principal of the Notes.

          Despite the reduction in gross yield available to the master trust, sufficient shared excess finance charge collections are currently available to make payments of interest on the Notes and to meet the other obligations of the master trust with respect to each of the series of certificates that it has issued. Approximately 91% of the outstanding amount of the series of certificates issued as part of Group I bear a floating interest rate that is based upon one-month LIBOR. One-month LIBOR has decreased 4.51% from the January 1, 2000 monthly period to the March 31, 2003 monthly period. As one-month LIBOR has decreased, the interest payments on the floating rate certificates have also decreased, thereby reducing the overall obligations of the master trust. However, because the Class A notes and Class B notes are fixed rate notes, there has not been a corresponding decrease in the interest payments or the Base Rate for the Notes. The floating rate certificates thus generate shared excess finance charge collections that are available to Series 1999-3 and other fixed rate series. The amount of gross portfolio yield and shared excess finance charge collections that the master trust has generated over the past twelve months can be found in the table on Annex B.

          Concurrently with this solicitation, Chase USA is soliciting substantially similar consents from the holders of Series 1996-2 and Series 1996-3 investor certificates, both of which are fixed rate series. These other fixed rate series are entitled to shared excess finance charge collections on a pro rata basis with Series 1999-3. The continuing requirements of the other fixed rate series may reduce the amount of shared finance charge collections available to Series 1999-3 and may reduce the Average Trust Excess Spread Percentage and thus may increase the likelihood of a Base Rate Pay Out Event. Approval of this amendment is not conditioned on approval of the respective amendments by the holders of the other series.

          In light of these factors, Chase USA proposes the amendment that would have the effect of reducing the likelihood that a Base Rate Pay Out Event would arise from a reduction in the Portfolio Yield and, therefore, reducing the possibility of early repayment of principal to noteholders due to such reduction. Chase USA believes that, absent adoption of the amendment, a Base Rate Pay Out Event and acceleration of repayment of principal on the Notes could occur at a time when cash flows on the receivables assigned to the master trust would still be sufficient to the degree consistent with the ratings of such Notes as originally assigned by the relevant Rating Agencies, to support the ultimate payment of principal of, and full and timely payment of interest on, such Notes. Noteholders could incur a loss as a result of the proposed amendment if the performance of the master trust's assets were worse than is assumed by the Rating Agencies when they confirm their respective ratings of the Notes, resulting in losses greater than the available credit enhancement where such situation could have been avoided had the lower, current Portfolio Yield triggered a Base Rate Pay Out Event early enough that such losses would not have been greater than the available credit enhancement.

          Although sufficient shared excess finance charge collections are currently available to the series certificate, sufficient shared excess finance charge collections may not always be available in the future, particularly if the master trust experiences higher levels of charged-off receivables or if the prime rate were to continue to decline. If shared excess finance charge collections are not available to the series certificate, then no amount of shared excess finance charge collections will be included in the Portfolio Supplemented Yield and the calculation of the Base Rate Pay Out Event will be determined in the same manner as it is determined before this amendment takes effect.

Terms of the Amendment

          The amendment adds a new defined term "Portfolio Supplemented Yield" which replaces the term "Portfolio Yield" solely for the purpose of determining whether a Base Rate Pay Out Event has occurred. If specified conditions are met, the Portfolio Supplemented Yield will be equal to the Portfolio Yield plus a specific amount of shared excess finance charge collections otherwise available to the series certificate. The amount of shared excess finance charge collections included in the calculation of the Base Rate Pay Out Event varies with the Average Excess Spread Percentage. "Average Excess Spread Percentage" means the amount (expressed as an annualized percentage) by which the average Portfolio Yield for three consecutive monthly periods exceeds the average Base Rate. Assuming sufficient shared excess finance charge collections exist, the amendment would have the effect of adding in any one monthly period approximately (a) 0% to the Portfolio Yield if the Average Excess Spread Percentage is greater than 1.50%,
(b) 0.50% to the Portfolio Yield if the Average Excess Spread Percentage is greater than 1% and less than or equal to 1.50%, (c) 1.00% to the Portfolio Yield if the Average Excess Spread Percentage is greater than 0.50% and less than or equal to 1.00% and (d) 1.50% to the Portfolio Yield if the Average Excess Spread Percentage is less than or equal to 0.50%. However, if (i) the Average Trust Excess Spread Percentage is less than or equal to 3.5% indicating that the Base Rates for the series of certificates issued by the master trust has increased or Portfolio Yield has decreased to a level where insufficient shared excess finance charge collections exist, (ii) unreimbursed Investor Interest Charge-offs exist indicating that the amount of receivables of the master trust that have been charged off has increased to a level where the series certificate and the Notes are experiencing a loss or (iii) if a servicer default has occurred and is continuing, then no amount of shared excess finance charge collections are included in Portfolio Supplemented Yield. Under such circumstances, the occurrence of a Base Rate Pay Out Event will be determined as if the amendment had not been adopted.

          In the event that the amount required to be included in Portfolio Supplemented Yield is greater than the amount of shared excess finance charge collections available to the series certificate, then only the amount of shared excess finance charge collections available will be included in Portfolio Supplemented Yield.

Rating Agency Confirmation

          The Rating Agencies have indicated that adoption of the proposed amendment will not result in a reduction of their respective ratings of the Notes or the series certificate. The Class A notes are currently rated "AAA" by Standard & Poor's Ratings Group and Fitch Ratings and "Aaa" by Moody's Investors Service, Inc. The Class B notes are currently rated "A" by Standard & Poor's Ratings Group and Fitch Ratings and "A2" by Moody's Investors Service, Inc. The Class C notes are currently rated "BBB" by Standard & Poor's Ratings Group and Fitch Ratings and "Baa2" by Moody's Investors Service, Inc. The series certificate is currently rated "BBB" by Fitch Ratings.

          The effectiveness of the amendment will be subject to the receipt by the indenture trustee and the trustee of letters from the Rating Agencies confirming that such amendment will not result in a reduction or withdrawal of their current ratings of the Notes or series certificate, respectively.

Financial Information

          Attached hereto as Annex C are two tables setting forth the delinquency and loss experience with respect to the master trust for the three months ended March 31, 2003 and for the years ended December 31, 2000, 2001 and 2002. "Number of days delinquent" means the number of days after the first billing date following the original billing date in which the minimum payment was not received; for example, 30 days delinquent means that the minimum payment was not received within 60 days of the original billing date. Delinquencies are calculated as a percentage of outstanding receivables as of the end of the indicated month. "Average principal receivables outstanding" is the average of the beginning of the month balance of the master trust's principal receivables outstanding during the indicated period. "Gross charge-offs" shown include only the principal portion of charged-off receivables. Also excluded from gross charge-offs is the amount of any reductions in average principal receivables outstanding due to fraud, returned goods or customer disputes.

          Attached hereto as Annex D is a chart which sets forth with respect to the series certificate the monthly Portfolio Yield, Base Rate and excess spread percentage (which is the amount by which Portfolio Yield exceeds the Base Rate), as well as the Average Excess Spread Percentage and Average Trust Excess Spread Percentage each calculated by using the particular month shown and the two months preceding it.

          As Annexes B and C indicate, delinquencies and charge-offs have remained relatively stable while gross portfolio yield has declined. Annex B also illustrates the amount of shared excess finance charge collections that are currently available in the master trust.

Federal Income Tax Considerations

          Chase USA believes that under applicable current Treasury Regulations the adoption of the amendment would not be a "significant modification" to the terms of the Notes. As a result, noteholders would not recognize gain or loss as a result of the amendment, and future tax consequences to noteholders would be the same as if the amendment had not been adopted.

          However, no ruling is being requested from the Internal Revenue Service (the "IRS") regarding the tax consequences of the amendment. As a result, no assurance can be given that the IRS or a court would not disagree with this position. Moreover, the amendment might have other tax consequences to particular noteholders in light of their own circumstances. As a result, the above discussion is intended for general information only, and noteholders should consult their own tax advisors in determining the federal, state, local and other tax consequences of the amendment.

Consents

          Authorization of the amendment requires the consent of noteholders representing more than 50% of the outstanding principal amount of the Notes (excluding from such calculation the Notes, if any, that are owned by the owner trust, Chase USA or any of its affiliates). In addition, payments on the Notes that are deposited with the indenture trustee or any paying agent in trust for the noteholders are not considered outstanding.

          As of the record date, the outstanding aggregate principal amount of the Notes is $965,910,000. Accordingly, consents from the noteholders representing more than $482,955,000 of the outstanding principal amount of the Notes are necessary to approve the amendment.

          All of the Notes are registered in the name of Cede & Co., whose address is 55 Water Street, New York, New York 10041. Cede & Co. is the nominee name of DTC which is a securities depositary engaged in, among other things, the business of effecting computerized book-entry transfers of securities deposited with its participants, which are financial institutions such as brokerage firms and banks.

Procedure for Consent

          Noteholders who are registered holders on the record date should complete, sign and date the accompanying consent in accordance with the instructions set forth therein and deliver, by mail, by hand or by telecopy, the consent to the solicitation agent, Mellon Investor Services LLC, as follows:

               Mellon Investor Services LLC
               44 Wall Street, 7th Floor
               New York, New York 10005
               Attention:  Adrian Rocco
               Telecopy Number:  (917) 320-6312 or (917) 320-6320

If you wish to obtain additional copies of the solicitation materials, please telephone (888) 468-9726. If you have any questions regarding the solicitation materials, please telephone Patricia Garvey of Chase USA at (302) 552-6317.

          Only a registered holder of Notes (or such holder's authorized legal representative) on the record date may execute a consent. Any beneficial owner of Notes who holds the Notes through a broker, dealer, bank or other nominee must contact that entity in order to give its consent with respect to the amendment. A letter of instruction is contained in the solicitation materials provided along with this solicitation statement which may be used by a beneficial owner to give such instructions to the applicable broker, dealer, bank or other nominee.

          If a consent relates to fewer than all of the Notes registered in the name of the noteholder providing such consent, such noteholder must indicate on the consent the aggregate principal dollar amount of the noteholder's interest of the Notes to which the consent relates. Otherwise the consent will be deemed to relate to all of the Notes registered in the name of such holder at the close of business on the record date.

          All questions as to the validity, form, eligibility (including time of receipt) and the acceptance of consents will be resolved by the trustee, in its sole discretion, whose determination shall be binding. The trustee reserves the absolute right to reject all consents that are not in proper form or the acceptance of which could, in the opinion of its counsel, be unlawful. The trustee also reserves the right to waive any irregularities or conditions of delivery as to particular consents. Unless waived, any irregularities in connection with the deliveries must be cured within such time as the trustee determines. None of the trustee, the solicitation agent, Chase USA or any other person will be under any duty to give notification of any such irregularities or waiver. Deliveries of such consents will not be deemed to have been properly made until such irregularities have been cured or waived. The interpretation of the trustee of the terms and conditions of this solicitation shall be binding.

Revocation of Consents

          Any noteholder who gives its consent to the amendment may not revoke such consent. Any noteholder who opposes or abstains with respect to the amendment on the accompanying form may revoke such opposition or abstention and give its consent to the amendment (by delivering such consent on the accompanying form in accordance with the procedures described above) at any time prior to the Solicitation Expiration Date. IF A PROPERLY EXECUTED CONSENT IS RETURNED WITH NO INSTRUCTIONS GIVEN WITH RESPECT TO THE AMENDMENT, THE CONSENT WILL BE DEEMED TO BE IN FAVOR OF THE AMENDMENT.

Effective Date of Amendment

          Chase USA and the trustee intend to execute the amendment as soon as practicable after the Solicitation Expiration Date if the requisite number of consents is obtained. The amendment will be deemed to become effective, if executed on or prior to the Determination Date in a monthly period, as of the first day of the preceding monthly period and otherwise as of the first day of the monthly period in which the amendment is executed, subject to receipt of confirmation from the Rating Agencies that such amendment will not result in a reduction or withdrawal of their respective current ratings of the Notes or series certificate. After the amendment becomes effective, it will bind all noteholders whether or not they consented to the adoption of the amendment.

Other Matters

          Directors, officers and employees of Chase USA may engage in further solicitation of consents by wire, mail or telephone or in person, without compensation therefor other than reimbursement of expenses.

          Chase USA has retained the solicitation agent to assist with the solicitation for a fee not expected to exceed $17,000 exclusive of expenses.

          All costs of the solicitation will be borne by Chase USA. Chase USA will pay brokerage houses and other custodians, nominees and fiduciaries the reasonable out-of-pocket expenses incurred by them in forwarding copies of this solicitation statement and the consent and any related documents to the beneficial owners of the Notes held of record by such persons and in forwarding consents to their customers.

          The mailing addresses of the principal executive offices of Chase USA are:

               White Clay Center Building 200
               Route 273
               Newark, Delaware 19711

          These addresses are set forth in order to comply with rules of the Securities and Exchange Commission (the "SEC") governing the solicitation. Consents should be delivered, mailed or telecopied only to the Solicitation Agent at the address as set forth above under the caption "Procedures for Consent". Under no circumstances should consents be mailed to Chase USA.

Incorporation of Other Documents By Reference

          The SEC allows the master trust to "incorporate by reference" information that it files with the SEC, which means that the master trust can disclose important information to the noteholders by referring them to those documents. The information incorporated by reference is an important part of this solicitation statement. The master trust incorporates by reference the documents listed below under Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended. Such information was filed in accordance with the letters dated January 16, 1991 and March 14, 1991, submitted to the Office of the Chief Counsel of the SEC on behalf of the originators of the master trust:

          The owner trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 filed on March 31, 2003.

          The master trust's Current Reports on Form 8-K filed since January 1, 2000 that contain the Monthly Certificateholder's Statement for the Notes.

          In addition, all documents that the master trust files pursuant to
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this solicitation statement and prior to the Solicitation Expiration Date shall be deemed to be incorporated by reference into this solicitation statement and to be a part hereof from the date of filing such documents.

          Noteholders may request a copy of these filings at no cost, by writing or telephoning Chase USA at the following address:

               Comptroller of Chase Manhattan Bank USA, National Association 500 Stanton Christiana Road
               Floor 1
               Newark, Delaware 19713
               (302) 552-6310

Chase USA will respond to such request by first class mail or other equally prompt means within one business day of receipt of such request.

          Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this solicitation statement to the extent that a statement contained in this solicitation statement, or in any other subsequently filed document which is also incorporated herein by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this solicitation statement except as so modified or superseded.

         PLEASE INDICATE YOUR CONSENT BY EXECUTING THE ENCLOSED CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELECOPY. YOUR FAILURE TO ACT WILL HAVE THE SAME EFFECT AS IF YOU HAD VOTED AGAINST THE AMENDMENT.

                                                                        ANNEX A


                 GLOSSARY OF TERMS FOR SOLICITATION STATEMENT

          "Accumulation Period Reserve Account" means an eligible deposit account held for the benefit of the series certificateholder in which deposits and withdrawals are made in accordance with the Series Supplement.

          "Agreement" means the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 among Chase USA, as transferor on and after June 1, 1996, JPMorgan Chase Bank (formerly known as Chemical Bank and The Chase Manhattan Bank), as transferor prior to June 1, 1996, and as servicer, and The Bank of New York, as trustee.

          "Average Excess Spread Percentage" means the amount (expressed as an annualized percentage) by which the average Portfolio Yield for three consecutive monthly periods exceeds the average Base Rate.

          "Average Trust Excess Spread Percentage" means the average amount for three consecutive monthly periods (expressed as an annualized percentage) by which the Portfolio Yield exceeds the weighted average of the Base Rates for all series of certificates issued by the Master Trust included in Group One.

          "Base Rate" means, with respect to any monthly period, the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the monthly interest distributable on the Notes and any shortfall for previous monthly interest requirements and (b) the proportionate share of the servicing fee allocable to the series certificate with respect to such monthly period and the denominator of which is the Investor Interest as of the close of business on the last day of such monthly period.

          "Base Rate Pay Out Event" means a pay out event that occurs if Portfolio Yield (averaged over any three consecutive monthly periods) is less than the Base Rate (averaged over any three consecutive monthly periods).

          "DTC" means The Depository Trust Company.

          "Finance Charge Account" means a bank account held for the benefit of the noteholders in which the servicer will deposit collections of finance charge receivables allocated to the noteholders.

          "Group One" means the group of series under the master trust to which the series certificate belongs.

          "Investor Certificates" means the Class A certificates, Class B certificates and the related collateral interest.

          "Investor Interest" means an amount equal to the sum of (a) the initial principal amount of the series certificate minus (b) the aggregate amount of principal payments made to the owner trust as holder of the series certificate, minus (c) the series certificateholder's proportionate share of receivables that were charged off as uncollectible and not reimbursed and minus (d) any other reallocated amounts pursuant to the Agreement.

          "Investor Interest Charge-offs" mean reductions in the Investor Interest due to receivables that were charged off as uncollectible.

          "Portfolio Yield" means the annualized percentage equivalent of a fraction, the numerator of which is the sum of (a) the amount of finance charge receivables collected for the monthly period, (b) investment earnings on funds in the Principal Funding Account for the monthly period and (c) the amounts withdrawn from the Accumulation Period Reserve Account in accordance with the Series Supplement and deposited into the Finance Charge Account for the monthly period, calculated on a cash basis, after subtracting from that amount, the amount of receivables which were charged off as uncollectible in such monthly period, and the denominator of which is the Investor Interest as of the last day of such monthly period.

          "Portfolio Supplemented Yield" means Portfolio Yield plus a specified amount of shared excess finance charge collections if the following conditions are met: (a) the Average Trust Excess Spread Percentage is greater than 3.5%, (b) no unreimbursed Investor Interest Charge-offs exist and (c) no servicer default has occurred.

          "Principal Funding Account" means an eligible deposit account held for the benefit of the series certificateholder in which collections of principal receivables are accumulated.

          "Rating Agencies" means Standard & Poor's Ratings Group, Moody's Investors Service, Inc. and Fitch Ratings.

          "Series Supplement" means the Series 1999-3 Supplement dated as of September 29, 1999 to the Agreement.

          "Solicitation Expiration Date" means the earlier of (a) 5:00 p.m. New York City time on June 4, 2003 and (b) 5:00 p.m. New York City time on the date on which consents are obtained from the required number of investor noteholders or, if extended by Chase USA, such subsequent time and date specified by Chase USA.

                                                                        ANNEX B

                        CHASE CREDIT CARD MASTER TRUST


              Gross Portfolio  Yield   Shared Excess Finance Charge Collections
              ----------------------   ----------------------------------------
                   (Annualized)                  (dollars in millions)

       Mar-03         15.06%                              132.5
       Feb-03         14.72%                              108.0
       Jan-03         14.22%                              108.8
       Dec-02         15.64%                              134.5
       Nov-02         14.27%                              104.3
       Oct-02         15.25%                              119.0
       Sep-02         14.72%                              120.4
       Aug-02         15.04%                              119.6
       Jul-02         16.01%                              139.0
       Jun-02         13.97%                               84.1
       May-02         14.81%                              100.4
       Apr-02         14.80%                               85.6
       Mar-02         16.42%                               89.9
       Feb-02         14.64%                               51.9
       Jan-02         16.32%                               61.8

                                                                       ANNEX C

                            Delinquency Experience
                            Master Trust Portfolio
                         (dollar amounts in millions)


                          As of March 31,                                    Year Ended December 31,
                   ---------------------------  ------------------------------------------------------------------------------------
                              2003                         2002                         2001                        2000
                   ---------------------------  ---------------------------  ---------------------------  --------------------------
                                  Percentage                   Percentage                   Percentage                  Percentage
Number of Days      Delinquent     of Total      Delinquent     of Total      Delinquent      of Total     Delinquent     of Total
Delinquent            Amount      Receivables      Amount      Receivables      Amount      Receivables      Amount     Receivables
-----------------  ------------  -------------  ------------  -------------  ------------  -------------  ------------ -------------

30 to 59 Days....     $  452         1.38%         $  460          1.40%        $  367          1.45%         $ 306        1.39%
60 to 89 Days....        324         0.99%            350          1.07%           282          1.11%           242        1.10%
90 Days or More..        683         2.08%            663          2.02%           542          2.14%           477        2.17%
                      ------         ----          ------          ----         ------          ----         ------        ----
   TOTAL.........     $1,459         4.44%         $1,473          4.49%        $1,191          4.70%        $1,025        4.66%
                      ======         ====          ======          ====         ======          ====         ======        ====



                                Loss Experience
                            Master Trust Portfolio
                         (dollar amounts in millions)

                                        Three Months
                                            Ended
                                          March 31,                     Year Ended December 31,
                                      -----------------  -------------------------------------------------------
                                            2003               2002                2001              2000
                                      -----------------  -----------------  -----------------  -----------------
Average Principal Receivables
  Outstanding.........................  $   32,268         $   29,200         $   21,504          $   20,486
Gross Charge-Offs.....................         496              1,637              1,346               1,161
Recoveries............................          50                117                 82                  69
Net Charge-Offs.......................         446              1,520              1,263               1,093
Net Charge-Offs as a Percentage of
  Average Receivables Outstanding.....        5.52%*             5.21%              5.87%               5.33%

----------------
*  annualized figure

                                                                        ANNEX D


                     CHASE CREDIT CARD OWNER TRUST 1999-3


                                                        AVERAGE       AVERAGE
                                           EXCESS       EXCESS     TRUST EXCESS
                                           SPREAD       SPREAD        SPREAD
           PORTFOLIO YIELD   BASE RATE   PERCENTAGE   PERCENTAGE    PERCENTAGE
--------- ----------------- ----------- ------------ ------------ --------------
MAR-03           9.28%         8.31%        0.97%        0.82%         5.17%
FEB-03           9.43%         8.33%        1.10%        0.91%         5.22%
JAN-03           8.70%         8.32%        0.38%        0.85%         5.11%
DEC-02           9.56%         8.32%        1.24%        1.31%         5.41%
NOV-02           9.26%         8.32%        0.94%        1.46%         5.42%
OCT-02          10.07%         8.33%        1.74%        1.76%         5.60%
SEP-02          10.04%         8.35%        1.69%        2.17%         5.96%
AUG-02          10.20%         8.34%        1.86%        1.84%         5.58%
JUL-02          11.29%         8.33%        2.96%        1.79%         5.47%
JUN-02           9.03%         8.34%        0.69%        1.19%         4.85%
MAY-02          10.06%         8.34%        1.72%        1.68%         5.29%
APRIL-02         9.49%         8.33%        1.16%        1.38%         4.97%
MAR-02          10.49%         8.34%        2.15%        1.69%         5.28%
FEB-02           9.18%         8.35%        0.83%        2.04%         5.62%
JAN-02          10.45%         8.35%        2.10%        2.85%         6.35%


NOTE: Each of the foregoing terms is defined in the accompanying solicitation statement.

                                                                        ANNEX E


--------------------------------------------------------------------------------


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION

                     Transferor on and after June 1, 1996,

                              JPMORGAN CHASE BANK
                     (formerly The Chase Manhattan Bank),

                 Transferor prior to June 1, 1996 and Servicer

                                      and

                             THE BANK OF NEW YORK,

                                    Trustee

                      on behalf of the Certificateholders

                       of Chase Credit Card Master Trust

                (formerly Chemical Master Credit Card Trust I)

                   ----------------------------------------

                                   AMENDMENT

                           Dated as of May ___, 2003

                                      to

                           SERIES 1999-3 SUPPLEMENT
                        Dated as of September 29, 1999

                                      TO

                          THIRD AMENDED AND RESTATED
                        POOLING AND SERVICING AGREEMENT
                         Dated as of November 15, 1999

                 --------------------------------------------


--------------------------------------------------------------------------------

          AMENDMENT NO. 1, dated as of May ___, 2003 (this "Amendment"), to the Series 1999-3 Supplement, dated as of September 29, 1999 (the "Supplement") to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999 (as amended by the First Amendment, dated as of March 31, 2001, and by the Second Amendment, dated as of March 1, 2002, and as supplemented, the "Pooling and Servicing Agreement") by and among CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("Chase USA"), as Transferor on and after June 1, 1996, JPMORGAN CHASE BANK (formerly The Chase Manhattan
Bank), as Transferor prior to June 1, 1996, and as Servicer, and THE BANK OF NEW YORK, as Trustee.

          WHEREAS, Section 13.1(c) of the Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trustee, with the consent of Certificateholders evidencing undivided interests aggregating more than 50% of the Investor Interest of each and every Series adversely affected, may amend the Pooling and Servicing Agreement or any supplement from time to time for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or any supplement or of modifying in any manner the rights of the Certificateholders of any Series;

          WHEREAS, the Servicer, the Transferor and the Trustee desire to amend the Supplement as set forth below;

          WHEREAS, the Trustee has received the consent of at least a majority of the Certificateholders of the Series 1999-3 Certificates issued and outstanding under the Pooling and Servicing Agreement as supplemented by the Supplement; and

          WHEREAS, all other conditions precedent to the execution of this Amendment have been complied with;

          NOW, THEREFORE, the Servicer, the Transferor and the Trustee are executing and delivering this Amendment in order to amend the Supplement in the manner set forth below.

          Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

          SECTION 1. Amendment to Section 2.

               (a) Section 2 of the Supplement is hereby amended by adding the following defined terms in appropriate alphabetical order:

                    "'Average Excess Spread Percentage' shall mean, on any
               Determination Date, the average (expressed as a per annum rate) of the Excess Spread Percentages for the three consecutive Monthly Periods preceding such date."

                    "'Average Trust Excess Spread Percentage' shall mean, on
               any Distribution Date, the average (expressed as a per annum rate) of the Trust

               Excess Spread Percentages for the three consecutive Distribution Dates ending on such date."

                    "'Excess Spread Percentage' shall mean, with respect to any
               Monthly Period, the amount, if any, by which (i) the Portfolio Yield exceeds (ii) the Base Rate."

                    "'Portfolio Supplemented Yield' shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is an amount equal to the sum of (a) the amount of Collections of Finance Charge Receivables deposited into the Finance Charge Account and allocable to the Investor Certificates for such Monthly Period, (b) the
               Principal Funding Investment Proceeds deposited into the
               Finance Charge Account on the Transfer Date related to such Monthly Period, (c) the amount of the Accumulation Period Reserve Draw Amount (up to the Available Accumulation Period Reserve Account Amount) on the related Transfer Date plus any amounts of interest and earnings described in subsections 4.14(b), (c) and (d) each deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period, and (d) for any Monthly Period (1) for which the Average Trust Excess Spread Percentage as of the related Distribution Date was greater than 3.5%, (2) for which (after giving effect to all allocations made on such Distribution Date) there were no unreimbursed Investor Charge-Offs pursuant to Section 4.10 and
               (3) for which no Servicer Default has occurred and is continuing, Required Shared Excess Finance Charge Collections up to the amount of the Shared Excess Finance Charge
               Collections available to Series 1999-3 pursuant to Section 4.9 on the Transfer Date relating to such Monthly Period, such sum to be calculated on a cash basis after subtracting the Investor Default Amount for such Monthly Period, and the denominator of which is the Investor Interest as of the close of business on the last day of such Monthly Period."

                    "'Required Shared Excess Finance Charge Collections' shall mean, on any Transfer Date, the amount determined as set forth below on such Transfer Date:

================================================================================
Average Excess Spread Percentage                 The Required Shared Excess
on such Transfer Date is:                        Finance Charge Collections is:
------------------------------------------------
   Greater Than:     And Less Than Or Equal To:
-------------------- --------------------------- -------------------------------
   1.50%                --                          -0-
-------------------- --------------------------- -------------------------------
   1.00%                1.50%                       $402,463
-------------------- --------------------------- -------------------------------
   0.50%                1.00%                       $804,925
-------------------- --------------------------- -------------------------------
   --                   0.50%                       $1,207,388
==================== =========================== ===============================


                    "'Trust Excess Spread Percentage' shall mean, with respect to any Monthly Period, the amount, if any, by which the (i) Portfolio Yield exceeds the (ii) weighted average of the Base Rates for all Series in Group 1."

          SECTION 2. Amendments to Section 9. Section 9(c) of the Supplement shall be amended by deleting the reference to "Portfolio Yield" and inserting in lieu thereof the following: "Portfolio Supplemented Yield".

          SECTION 3. No Waiver. The execution and delivery of this Amendment shall not constitute a waiver of a past default under the Supplement or the Pooling and Servicing Agreement or impair any right consequent thereon.

          SECTION 4. Pooling and Servicing Agreement in Full Force and Effect as Amended. Except as specifically amended or waived hereby, all of the terms and conditions of the Pooling and Servicing Agreement and the Supplement shall remain in full force and effect. All references to the Pooling and Servicing Agreement and the Supplement in any other document or instrument shall be deemed to mean such Pooling and Servicing Agreement and the Supplement as amended by this Amendment. This Amendment shall not constitute a novation of the Pooling and Servicing Agreement or the Supplement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and obligations of the Pooling and Servicing Agreement and the Supplement, as amended by this Amendment, as though the terms and obligations of the Pooling and Servicing Agreement and the Supplement were set forth herein.

          SECTION 5. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

          SECTION 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 7. Effective Date. This Amendment shall become effective as of the first day of _____, 2003.

          IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.


                                          CHASE MANHATTAN BANK USA,
                                          NATIONAL ASSOCIATION
                                            Transferor on and after June 1, 1996


                                          By:________________________________
                                             Name:
                                             Title:


                                          JPMORGAN CHASE BANK (formerly the
                                            Chase Manhattan Bank), Transferor
                                            prior to June 1, 1996 and Servicer


                                          By:________________________________
                                             Name:
                                             Title:


                                          THE BANK OF NEW YORK,
                                            Trustee


                                          By:________________________________
                                             Name:
                                             Title:

                     CHASE CREDIT CARD OWNER TRUST 1999-3

            CLASS A 6.66% ASSET BACKED NOTES, SERIES 1999-3 CONSENT
                            SOLICITED ON BEHALF OF
                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                   UNDER THE POOLING AND SERVICING AGREEMENT

          The undersigned holder of the Class A 6.66% Asset Backed Notes, Series 1999-3 issued by Chase Credit Card Owner Trust 1999-3 hereby

          [_] Consents to   [_] Opposes   [_] Abstains from voting on

the execution and delivery of the amendment to the Series 1999-3 Supplement dated as of September 29, 1999 to the Pooling and Servicing Agreement under which the series certificate was issued, as set forth in the solicitation statement, dated May 19, 2003, by Chase Manhattan Bank, USA, National Association ("Chase USA") to the holders of the notes, which amendment has been proposed by Chase USA.

          If you indicate an amount in the following space, this consent shall be effective with respect to only the principal amount of notes indicated.

                               $________________

          If you leave the preceding space blank, this consent shall be effective with respect to all notes of which you are the registered holder.

                         (Please sign and date below)

IF THIS CONSENT IS SIGNED BUT NOT MARKED ABOVE, IT WILL BE DEEMED TO BE IN FAVOR OF THE AMENDMENT.

Signature________________________                Date:_________________
Signature________________________
(if held jointly)

Please date and sign as your name appears hereon and return in the enclosed envelope or by telecopy as provided in the solicitation statement. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the corporate name by duly authorized officer. If notes are held in the name of more than one person, each noteholder should sign the consent.

                     CHASE CREDIT CARD OWNER TRUST 1999-3

            CLASS B 6.95% ASSET BACKED NOTES, SERIES 1999-3 CONSENT
                            SOLICITED ON BEHALF OF
                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                   UNDER THE POOLING AND SERVICING AGREEMENT

         The undersigned holder of the Class B 6.95% Asset Backed Notes, Series 1999-3 issued by Chase Credit Card Owner Trust 1999-3 hereby

          [_] Consents to   [_] Opposes   [_] Abstains from voting on


the execution and delivery of the amendment to the Series 1999-3 Supplement dated as of September 29, 1999 to the Pooling and Servicing Agreement under which the series certificate was issued, as set forth in the solicitation statement, dated May 19, 2003, by Chase Manhattan Bank, USA, National Association ("Chase USA") to the holders of the notes, which amendment has been proposed by Chase USA.

          If you indicate an amount in the following space, this consent shall be effective with respect to only the principal amount of notes indicated.

                               $________________

          If you leave the preceding space blank, this consent shall be effective with respect to all notes of which you are the registered holder.

                         (Please sign and date below)

IF THIS CONSENT IS SIGNED BUT NOT MARKED ABOVE, IT WILL BE DEEMED TO BE IN FAVOR OF THE AMENDMENT.

Signature________________________                Date:_________________
Signature________________________
(if held jointly)

Please date and sign as your name appears hereon and return in the enclosed envelope or by telecopy as provided in the solicitation statement. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the corporate name by duly authorized officer. If notes are held in the name of more than one person, each noteholder should sign the consent.

                     CHASE CREDIT CARD OWNER TRUST 1999-3

        CLASS C FLOATING RATE ASSET BACKED NOTES, SERIES 1999-3 CONSENT
                            SOLICITED ON BEHALF OF
                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                   UNDER THE POOLING AND SERVICING AGREEMENT

          The undersigned holder of the Class C Floating Rate Asset Backed Notes, Series 1999-3 issued by Chase Credit Card Owner Trust 1999-3 hereby

          [_] Consents to   [_] Opposes   [_] Abstains from voting on

the execution and delivery of the amendment to the Series 1999-3 Supplement dated as of September 29, 1999 to the Pooling and Servicing Agreement under which the series certificate was issued, as set forth in the solicitation statement, dated May 19, 2003, by Chase Manhattan Bank, USA, National Association ("Chase USA") to the holders of the notes, which amendment has been proposed by Chase USA.

          If you indicate an amount in the following space, this consent shall be effective with respect to only the principal amount of notes indicated.

                               $________________

          If you leave the preceding space blank, this consent shall be effective with respect to all notes of which you are the registered holder.

                         (Please sign and date below)

IF THIS CONSENT IS SIGNED BUT NOT MARKED ABOVE, IT WILL BE DEEMED TO BE IN FAVOR OF THE AMENDMENT.

Signature________________________                Date:_________________
Signature________________________
(if held jointly)

Please date and sign as your name appears hereon and return in the enclosed envelope or by telecopy as provided in the solicitation statement. If acting as executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the corporate name by duly authorized officer. If notes are held in the name of more than one person, each noteholder should sign the consent.

                    CHASE CREDIT CARD MASTER TRUST (ISSUER)

          CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION (DEPOSITOR)

                   Solicitation of Consents with respect to Class A 6.66% Asset Backed Notes, Series 1999-3 (CUSIP No. 16151RAA1) Class B 6.95% Asset Backed Notes, Series 1999-3 (CUSIP No. 16151RAB9)
 Class C Floating Rate Asset Backed Notes Series 1999-3 (CUSIP No. 16151RAC7)

           Pursuant to the Solicitation Statement dated May 19, 2003

--------------------------------------------------------------------------------
 THE CONSENT SOLICITATION COMMENCES ON May 19, 2003 AND WILL EXPIRE AT 5:00
 P.M. NEW YORK CITY TIME ON THE EARLIER OF JUNE 4, 2003 AND THE DATE ON WHICH THE REQUIRED NUMBER OF CONSENTS ARE OBTAINED UNLESS EXTENDED (THE
 "SOLICITATION EXPIRATION DATE"). ANY NOTEHOLDER THAT CONSENTS TO THE AMENDMENT ON THE ACCOMPANYING FORM MAY NOT REVOKE SUCH CONSENT. ANY NOTEHOLDER WHO OPPOSES OR ABSTAINS ON THE ACCOMPANYING FORM MAY REVOKE SUCH OPPOSITION OR ABSTENTION UNDER THE CIRCUMSTANCES DESCRIBED IN THE SOLICITATION STATEMENT (AS DEFINED).
--------------------------------------------------------------------------------


May 19, 2003

To Our Clients,

          Enclosed for your consideration are the Solicitation Statement dated May 19, 2003 (the "Solicitation Statement") and the related Consent Form in connection with the solicitation by Chase Manhattan Bank USA, National Association ("Chase USA") of consents from holders of Class A 6.66% Asset Backed Notes, Series 1999-3, Class B 6.95% Asset Backed Notes, Series 1999-3 and Class C Floating Rate Asset Backed Notes, Series 1999-3 of the Chase Credit Card Owner Trust 1999-3 to the proposed amendment to the Series 1999-3 Supplement dated as of September 29, 1999 to the Pooling and Servicing Agreement pursuant to which the series certificate that secures your notes was issued.

          We are the holder of the notes held for your account. Consent to the proposed amendment may be given only by us as the holder and pursuant to your instructions. The Consent Form is furnished to you for your information only and cannot be used by you to consent to the proposed amendment in respect of notes held by us for your account.

          We request instructions as to whether you wish to consent to the proposed amendment upon the terms and subject to the conditions set forth in the Solicitation Statement and the related Consent Form. We urge you to read the Solicitation Statement and the related Consent Form carefully before instructing us to deliver or withhold consents. Your instructions to us should be forwarded as promptly as possible in order to permit us to deliver consents on your behalf in accordance with the provisions of the Solicitation Statement.

          The consent solicitation will expire on the Solicitation Expiration Date. If the requisite consents are received and accepted and the proposed amendment is executed and becomes effective upon the satisfaction of the conditions described in the enclosed Solicitation Statement, the proposed amendment will be binding on all holders.

          If you wish to have us consent to the proposed amendment, please so instruct us by completing, executing and returning to us the instruction form that follows prior to the Solicitation Expiration Date.

          THE CONSENT SOLICITATION WILL NOT BE MADE TO, NOR WILL CONSENTS BE ACCEPTED BY OR ON BEHALF OF, BENEFICIAL OWNERS OF INTERESTS IN NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE CONSENT SOLICITATION OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

           Instructions from beneficial owner regarding delivery of
            consents relating to Proposed Amendment with respect to
                  the Series 1999-3 Supplement to the Pooling
                     and Servicing Agreement governing the

    Class A 6.66% Asset Backed Notes, Series 1999-3 (Cusip No. 163151RAA1)

     Class B 6.95% Asset Backed Notes, Series 1999-3 (Cusip No. 16151RAB9)

       Class C Floating Rate Notes, Series 1999-3 (Cusip No. 16151RAC7)

          The undersigned acknowledge(s) receipt of your letter, the Solicitation Statement and the related Consent Form, in connection with the consent solicitation by Chase Manhattan Bank USA, National Association.

          The undersigned, as the beneficial owner of the principal amount of notes listed below with respect to which you are the holder, hereby authorizes and directs you to execute and deliver the Consent Form to evidence the consent to the proposed amendment by the undersigned. You are further authorized and directed to take all such other or further action as may be necessary to carry out and effectuate the purpose and intent of these instructions.

          [ ] Please deliver my consent to the proposed amendment with respect to the principal amount of notes held by you for my account or benefit.

          [ ] Please do not deliver my consent to the proposed amendment for the principal amount of notes held by you for my account or benefit.

          [ ] Please abstain from voting on the proposed amendment for the principal amount of notes held by you for my account or benefit.

          If you indicate an amount in the following space, your instructions indicated above shall be effective with respect to only the principal amount of notes indicated (must be in integral multiples of $1,000).

                               $________________

          If you leave the preceding space blank, your instructions indicated above shall be effective with respect to the entire principal amount of notes which we hold for your account or benefit.

                         (Please sign and date below)

IF THIS CONSENT IS SIGNED BUT NOT MARKED ABOVE, IT WILL BE DEEMED TO BE IN FAVOR OF THE PROPOSED AMENDMENT.

Date:_________________________, 2003

                                          _________________________________
                                                     Signature(s)

                                          _________________________________

                                          _________________________________
                                              Please print name(s) here